UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

            Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

            Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2018

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century International Index Fund January 31, 2018

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

The responsible investing movement that Green Century helped start over 25 years ago has grown significantly. One out of every five dollars of professionally managed assets in the U.S. is now invested with consideration of environmental, social and governance factors, according to the U.S. Forum for Sustainable and Responsible Investment (US SIF).1

Whether you are a long-time investor with Green Century or have recently started investing in our Funds, you are part of a movement that is being joined by investors around the globe every day. All of you have chosen to use the power of investing to create change and we are proud to be your partners in this endeavor.

Green Century’s three-pronged approach provides a way to make a difference as no other environmentally or socially responsible mutual fund family can.

1. Investment Strategy

Value Based Exclusionary Screen

All of Green Century’s mutual funds avoid the most environmentally dangerous industries including fossil fuels, tobacco, guns and GMO (genetically modified organism) producers. These screens, especially the avoidance of coal, oil, and gas, are defining characteristics of Green Century’s Funds. In fact, Green Century is the first family of fossil fuel free responsible and diversified funds and is designed to help investors avoid these dirty energy companies for moral, political and financial reasons and invest in sustainable industries instead.

Our newest Fund, the Green Century MSCI International Index Fund, extended our fossil fuel free offerings and has provided a way for shareholders to invest in international environmental leaders, such as Vestas Wind Systems,2 the only global energy company dedicated exclusively to wind power. Vestas Wind System turbines account for 16% of global wind production, making it a worldwide leader in the effort to move away from dirty fossil fuels and adopt renewable energy sources for a safer and more sustainable future.

Environmental, Social and Governance Performance Ratings (ESG)

All of Green Century’s Funds use environmental, social and governance performance ratings to measure how a company is addressing issues relevant to its industry and to select sustainability leaders for investment. For example, in the Green Century Equity Fund, we seek to invest in companies that reduce water use, reduce packaging, and use recycled materials using the global data provider MSCI ratings.

2. Making a Measurable Impact Through Our Award-Winning Shareholder Advocacy Program

Green Century goes beyond our investment strategy to deliver measurable results for our investors with our award-winning shareholder advocacy program. Each year, Green Century works with dozens of companies to improve their environmental practices and policies. Below are highlights from our key programs:

Tropical Forest Protection

The burning and razing of forests constitutes 10 to 15% of global greenhouse gas emissions, as much as that of the entire global transportation sector. By pressing companies to use reclaimed land instead of clearing rainforests to grow palm oil, Green Century is helping reduce carbon pollution and protect endangered species.

•	Green Century helped secure a no-deforestation policy with Asia’s largest agribusiness, Wilmar,[2] which will keep 1.5 gigatons of carbon emissions out of our air.
•	Plantation workers and residents in countries where tropical deforestation occurs breathe easier since the air is less polluted with the smoke and soot from burning trees.

Sustainable Agriculture

Our work is focused on creating a food system that protects the environment, public health and animal well-being in a way that ensures a sustainable food system.

•	Green Century secured an agreement with J.M. Smucker[2] to report on and expand its pesticide use reduction efforts to protect pollinator populations and public health.
•	Green Century secured an agreement with Hain Celestial,[2] a leading organic and natural products company, to issue a comprehensive report examining its water use, pesticide use, and climate impact.

3. Supporting Environmental and Public Health Organizations

Unlike any other mutual fund manager in the U.S., Green Century was founded and is owned by environmental non-profit organizations. This unique ownership structure means that we are a mission-driven investment advisory firm and that 100 percent of the profits Green Century Capital Management earns managing our Funds support non-profit state and federal environmental and public health advocacy organizations. Most recently these organizations, the Public Interest Research Groups, have:

•	Led California’s Million Solar Roofs Initiative 100% Renewable Campaign,
•	Pressured McDonald’s,[2] Subway[2] and Kentucky Fried Chicken[2] to stop serving chicken grown with antibiotics, and
•	Protected children from dangerous and toxic toys through their annual “Trouble in Toyland” report that has led to recalls of 150 toys.

Thank you for using your investments to make a difference and for choosing Green Century. We appreciate your support and are always here to answer your questions.

We also want to share more of the ways you are making an impact through our free online newsletter. You can sign up by visiting www.greencentury.com, emailing us at info@greencentury.com or calling us at 1-800-934-7336.

Respectfully,

Leslie Samuelrich, President

Green Century Capital Management

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2017	Green Century Balanced Fund	5.19%	12.78%	9.22%	5.66%
	Custom Balanced Fund Index[3]	6.83%	13.22%	9.99%	6.84%
January 31, 2018	Green Century Balanced Fund	7.17%	14.40%	9.03%	6.44%
	Custom Balanced Fund Index[3]	8.49%	15.15%	9.95%	7.44%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended January 31, 2018, the Balanced Fund underperformed the Custom Balanced Index, with the Balanced Fund returning 7.17% and the Custom Balanced index returning 8.49%. For the one-year period ended January 31, 2018, the Balanced Fund underperformed the Custom Balanced Index. The Balanced Fund returned 14.40%, while the Custom Balanced Index returned 15.15%.

The Fund’s equity holdings that most positively contributed to its performance during the twelve months ended January 31, 2018 included: Alphabet,2 PayPal,2 Mastercard,2 Cigna,2 and Unilever.2 Poor performers included Newell,2 Acuity,2 HCP,2 Johnson Controls,2 and Westinghouse Air Brake Technologies.2

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2018, investors pushed equity prices aggressively higher after the Trump election. This move was based in part on improving economic indicators and in part on anticipation of economic growth tied to tax reform and potential infrastructure spending. While this optimism led equity markets to new highs, more defensive themes dominated, including outperformance by large capitalization and growth companies. This suggests that U.S. investors are cautious about the potential for long-term higher economic growth. U.S. economic growth continued at a steady pace, up somewhat from 2016, and employment continued to show strength, with recent wage growth prompting fears over expected inflation. Throughout the year, the dollar fell as Eurozone economic recovery solidified and expectations for rising rates abroad weighed on the dollar’s prospects. Short-term Treasuries rose throughout the year as long-term yields held steady, compressing the spread between long-term and short-term rates. Oil prices fell through June, and then rose steadily through the end of January, 2018, as OPEC (the Organization of Petroleum Exporting Countries) implemented production cuts to bring excess supply into line with oil demand.

The portfolio managers believe that the current elevated valuations in the market will make it very difficult to match the investment performance of 2017 in 2018. In particular, they are skeptical that the promised growth from the recent tax overhaul will actually drive significant long-term economic growth. The tax plan will increase most corporations’ profits by lowering their tax rates. What is unknown, however, is whether this will cause significant increases in capital investments, hiring, and wages, beyond what would have happened in the absence of the tax bill. Recent company survey data has been mixed, suggesting that some companies are likely to increase these expenditures, while others are more likely to pay out profits to shareholders by means of dividends and share buybacks.

In the portfolio manager’s experience, long term demand forecasts are significantly more important for determining corporate investments in plant and equipment than tax rates and deductibility. They also note that late stages of the business cycle are consistently associated with rising wages, and that the economic developments of 2018 will be affected by many other factors in addition to the tax bill. Thus, they do not believe that the tax law merits the apparent optimism that it will dramatically alter the direction of the economy or improve the fate of the middle class. They believe it instead creates risks of market underperformance as growth fails to meet the hyped expectations.

The portfolio managers for the Balanced Fund have continued their somewhat cautious positioning over the last few months. The U.S. economy is now at full employment, limiting the potential for further expansion. They remain concerned about heightened geopolitical risk, as international friends and adversaries alike respond with alarm to President Trump’s often incoherent and conflicting positions on a variety of major trade, currency, and defense issues. Therefore, they have continued a moderate allocation to stocks within the portfolio, favoring companies that they believe will produce consistent growth. They continue to have lower average maturity of the bond holdings, favoring high quality bonds, which they believe will lower the level of risk for the portfolio. The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the middling economic growth we expect for the United States in 2018.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuel companies though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),4 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2017	Green Century Equity Fund	10.35%	21.95%	15.19%	7.84%
	S&P 500® Index[5]	11.42%	21.83%	15.79%	8.50%
January 31, 2018	Green Century Equity Fund	14.70%	26.15%	15.18%	9.16%
	S&P 500® Index[5]	15.43%	26.41%	15.91%	9.78%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned 14.70% for the six month period ended January 31, 2018, while the S&P 500® Index (the S&P 500) returned 15.43% during the same period.

As the KLD 400 Index does not include all of the stocks in the S&P 500 and includes some stocks not in the S&P 500 Index, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the S&P 500 was influenced by differences in sector allocation and stock selection criteria between the Fund and the Index.

The strongest performing sectors for the Equity Fund were Information Technology, Industrials and Financials, which returned 24.89%, 21.84%, and 17.41%, respectively for the six month period ended January 31, 2018. The worst performing sectors were Consumer Staples and Real Estate, which returned 3.06% and 3.45%, respectively, for the same time period.

Within the S&P 500, Information Technology, Financials and Consumer Discretionary were the strongest performing sectors, gaining 22.13%, 19.66%, and 18.91%, respectively for the same six month period. The worst performing sectors were Utilities and Real Estate, which returned –2.46% and 1.01%, respectively, for the same period. That the Equity Fund does not invest in fossil fuel based Utilities companies was beneficial to the Fund’s performance versus the Index for the period.

The later part of 2017 and early 2018 continued to see the S&P 500 Index reach all-time highs. Investors remained positive on the market despite strong geopolitical concerns about North Korea. The tax overhaul bill passed into legislation in late 2017, adding fuel to the equity rally. Economic data supported the market increases as industrial production continued to improve, inflation remained low, and unemployment declined to 4.1%. The yield on the 10-year Treasury note started to rise in response to the good economic data and the rate hikes by the Federal Reserve. The Federal Reserve (the Fed) increased short-term rates by 25 basis points late in December, from 1.25% to 1.50%, and the Fed’s projections call for additional rate hikes in 2018.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),6 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Inception Date: September 30, 2016	Six Months	One Year	Since Inception
December 31, 2017	Green Century International Index Fund — Individual Investor Share Class	8.54%	23.85%	15.75%
	Green Century International Index Fund — Institutional Share Class	8.64%	24.13%	15.99%
	MSCI World ex USA Index[7]	10.09%	24.21%	18.56%
January 31, 2018	Green Century International Index Fund — Individual Investor Share Class	9.18%	25.20%	17.93%
	Green Century International Index Fund — Institutional Share Class MSCI World ex USA Index[7]	9.38% 11.89%	25.59% 26.24%	18.23% 21.35%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned 9.18% and the International Fund’s Institutional Share Class returned 9.38% for the six-month period ended January 31, 2018, while the MSCI World ex USA Index, the Fund’s benchmark, returned 11.89% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the Utilities sector was the second worst-performing sector of the Index during the period, gaining only 2.33%, ahead of Telecommunication Services at 1.55%. The International Fund does not hold any securities in the traditional Utilities sector because of its fossil fuel screen, helping its performance versus the Index. The International Fund’s performance relative to the Index was hindered by stock selection in the Real Estate sector.

Global equity returns remained strong during the last part of 2017 and early 2018, with growth oriented securities continuing to outpace value securities. The economies within the global developed markets continued to improve with advances in Eurozone manufacturing, German manufacturing production, and Japanese industrial production and vehicle sales. Inflation continued to remain subdued while interest rates began to rise along with oil prices, which topped $60 per barrel at the end of 2017. These positive factors suggested the global economy is improving, which lifted investor sentiment.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2017 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 http://www.ussif.org/files/SIF_Trends_16_Executive_Summary(1).pdf

2 As of January 31, 2018, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Vestas Wind Systems	0.00%	0.00%	0.37%
Wilmar	0.00%	0.00%	0.00%
J.M. Smucker	0.00%	0.13%	0.00%
Hain Celestial	0.00%	0.03%	0.00%
McDonald’s	0.00%	1.24%	0.00%
Subway	0.00%	0.00%	0.00%
Kentucky Fried Chicken	0.00%	0.00%	0.00%
Alphabet	2.97%	6.44%	0.00%
PayPal Holdings, Inc.	0.91%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Mastercard	1.94%	0.00%	0.00%
Cigna	1.84%	0.47%	0.00%
Unilever	1.57%	0.00%	4.11%
Newell	0.47%	0.12%	0.00%
Acuity Brands, Inc.	0.30%	0.06%	0.00%
HCP	0.41%	0.10%	0.00%
Johnson Controls	0.00%	0.33%	0.00%
Westinghouse Air Brake Technologies	0.00%	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2018, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

3 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

4 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

6 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

7 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria; as a result, performance could be affected.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 3/18

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2018 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2017 to January 31, 2018 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2017	ENDING ACCOUNT VALUE JANUARY 31, 2018	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,071.70	$7.73
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

Equity Fund
Actual Expenses	1,000.00	1,147.00	6.77
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.70	6.36

	BEGINNING ACCOUNT VALUE AUGUST 1, 2017	ENDING ACCOUNT VALUE JANUARY 31, 2018	EXPENSES PAID DURING THE PERIOD[1]
International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,091.80	$6.75
— Institutional Class	1,000.00	1,093.80	5.17
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.55	6.51
— Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund, 1.25% for the Equity Fund, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)

COMMON STOCKS — 65.5%
	SHARES	VALUE
Software & Services — 10.3%
Adobe Systems, Inc. (a)	6,573	$1,313,022
Alphabet, Inc., Class A (a)	6,261	7,401,879
Autodesk, Inc. (a)	18,616	2,152,382
Blackbaud, Inc.	16,690	1,599,236
Facebook, Inc., Class A (a)	13,120	2,451,997
MasterCard, Inc., Class A	28,591	4,831,879
Microsoft Corporation	37,870	3,598,029
PayPal Holdings, Inc. (a)	26,710	2,278,897

		25,627,321

Capital Goods — 6.5%
A.O. Smith Corporation	25,088	1,675,377
Hexcel Corporation	37,314	2,550,412
Illinois Tool Works, Inc.	19,517	3,389,517
Ingersoll-Rand PLC	26,748	2,531,163
Middleby Corporation (The) (a)	10,569	1,440,132
Wabtec Corporation	27,176	2,202,343
Xylem, Inc.	33,464	2,418,109

		16,207,053

Insurance — 5.3%
Aflac, Inc.	28,391	2,504,086
Chubb Ltd. (b)	15,375	2,400,806
Lincoln National Corporation	26,948	2,231,295
Reinsurance Group of America, Inc.	16,034	2,511,726
Travelers Companies, Inc. (The)	23,521	3,526,268

		13,174,181

Healthcare Equipment & Services — 4.4%
Cigna Corporation	22,049	4,593,909
Hologic, Inc. (a)	53,946	2,303,494
Medtronic PLC (b)	14,550	1,249,700
Quest Diagnostics, Inc.	13,466	1,424,972
Zimmer Biomet Holdings, Inc.	11,441	1,454,380

		11,026,455

Retailing — 4.2%
Home Depot, Inc. (The)	13,443	2,700,699
Priceline Group, Inc. (The) (a)	968	1,850,864
Target Corporation	26,125	1,965,122
TJX Companies, Inc. (The)	25,802	2,072,417

	SHARES	VALUE
Retailing — (continued)
Tractor Supply Company	26,359	$2,009,874

		10,598,976

Pharmaceuticals & Biotechnology — 4.0%
Celgene Corporation (a)	10,135	1,025,257
Illumina, Inc. (a)	5,177	1,204,377
IQVIA Holdings, Inc. (a)	11,283	1,153,010
Merck & Company, Inc.	55,816	3,307,098
Novartis A.G. American Depositary Receipt (b)	22,065	1,987,174
Waters Corporation (a)	5,791	1,248,597

		9,925,513

Banks —3.9%
East West Bancorp, Inc.	22,236	1,465,575
First Republic Bank	22,973	2,057,232
KeyCorp	133,909	2,865,653
PNC Financial Services Group, Inc. (The)	21,808	3,446,100

		9,834,560

Semiconductors — 3.3%
Analog Devices, Inc.	28,893	2,654,689
ASML Holding NV (b)	8,209	1,666,099
NXP Semiconductors NV (a)(b)	11,145	1,340,966
Xilinx, Inc.	34,708	2,534,378

		8,196,132

Technology Hardware & Equipment — 3.3%
Apple, Inc.	14,000	2,344,020
Cisco Systems, Inc.	41,256	1,713,774
F5 Networks, Inc. (a)	12,973	1,875,118
Palo Alto Networks, Inc. (a)	13,944	2,201,339

		8,134,251

Real Estate — 2.7%
AvalonBay Communities, Inc.	10,785	1,837,764
Federal Realty Investment Trust	9,754	1,178,283
Forest City Realty Trust, Inc., Class A	42,047	986,843
HCP, Inc.	48,042	1,156,851
SBA Communications Corporation, Class A (a)	9,695	1,691,778

		6,851,519

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Food & Beverage — 2.6%
General Mills, Inc.	300	$17,547
McCormick & Company, Inc.	24,042	2,615,049
Unilever NV (b)	68,172	3,919,208

		6,551,804

Renewable Energy & Energy Efficiency — 2.5%
8point3 Energy Partners LP	96,278	1,410,473
Acuity Brands, Inc.	4,829	745,791
First Solar, Inc. (a)	16,509	1,108,909
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,040	1,153,090
Ormat Technologies, Inc.	26,328	1,845,066

		6,263,329

Consumer Durables & Apparel — 1.6%
Newell Brands, Inc.	43,989	1,163,069
NIKE, Inc., Class B	19,253	1,313,440
VF Corporation	19,571	1,587,991

		4,064,500

Materials — 1.6%
Ball Corporation	25,182	963,967
International Flavors & Fragrances, Inc.	9,107	1,368,782
Sealed Air Corporation	33,778	1,599,388

		3,932,137

Diversified Financials — 1.5%
Bank of New York Mellon Corporation (The)	29,888	1,694,650
Charles Schwab Corporation (The)	38,304	2,043,135

		3,737,785

Transportation — 1.5%
J.B. Hunt Transport Services, Inc.	15,309	1,849,787
United Parcel Service, Inc., Class B	14,085	1,793,302

		3,643,089

Food & Staples Retailing — 1.2%
Costco Wholesale Corporation	15,608	3,041,531

Household & Personal Products — 1.0%
Church & Dwight Company, Inc.	28,772	1,405,512
Procter & Gamble Company (The)	12,767	1,102,303

		2,507,815

	SHARES	VALUE
Consumer Services — 0.9%
Starbucks Corporation	40,211	$2,284,387

Utilities — 0.8%
American Water Works Company, Inc.	23,952	1,992,088

Telecommunication Services — 0.7%
Verizon Communications, Inc.	31,835	1,721,318

Automobiles & Components — 0.7%
BorgWarner, Inc.	29,100	1,637,166

Healthy Living — 0.5%
United Natural Foods, Inc. (a)	27,516	1,309,762

Media — 0.5%
Omnicom Group, Inc.	15,070	1,155,115

Total Common Stocks (Cost $113,883,221)		163,417,787

	PRINCIPAL AMOUNT
BONDS & NOTES — 31.1%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 16.7%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,006,183
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	973,998
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	956,070
Bank of America Corporation 2.151%, due 11/9/20 (c)	1,750,000	1,727,071
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	633,321
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,974,500
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,066,396
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	1,500,000	1,471,109

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
European Investment Bank 2.50%, due 10/15/24 (b)	$2,000,000	$1,962,422
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	473,213
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	999,803
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,917,230
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	474,862
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	2,000,000	1,944,452
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)(d)	1,000,000	992,206
Korea Development Bank (The) 2.429% (LIBOR 3 Month+73 basis points), due 7/6/22 (b)(e)	1,250,000	1,249,444
Kreditanstalt fuer Wiederaufbau 1.75%, due 10/15/19 (b)	3,000,000	2,975,775
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	979,606
Morgan Stanley 2.20%, due 12/7/18	3,000,000	3,000,210
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	955,607
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,485,778
Overseas Private Investment Corporation 3.28%, due 9/15/29	791,138	790,574
Overseas Private Investment Corporation 3.33%, due 5/15/33	234,021	230,985
Overseas Private Investment Corporation 3.43%, due 6/1/33	230,971	229,368
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,004,468
Starbucks Corporation 2.45%, due 6/15/26 (c)	2,750,000	2,610,635

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	$2,000,000	$1,985,822
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,481,676

		41,552,784

U.S. Government Agencies — 3.9%
Fannie Mae Pool 1.76%, due 7/1/23	427,312	417,486
Federal Farm Credit Banks 1.80%, due 6/15/20	200,000	198,025
Federal Farm Credit Banks 2.23%, due 11/15/22 (c)	1,500,000	1,470,469
Federal Farm Credit Banks 2.26%, due 11/13/24	500,000	483,939
Federal Home Loan Banks 3.875%, due 12/14/18	550,000	559,114
Federal Home Loan Banks 1.25%, due 1/16/19	3,000,000	2,980,377
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	509,939
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	192,056
Federal National Mortgage Association 1.70%, due 1/27/20 (c)	3,000,000	2,960,514

		9,771,919

Software & Services — 2.8%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	551,735
Microsoft Corporation 1.10%, due 8/8/19	3,000,000	2,952,537
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,038,095
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	989,754

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Software & Services — (continued)
Symantec Corporation 4.20%, due 9/15/20	$1,500,000	$1,533,802

		7,065,923

Banks — 2.3%
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,600,720
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,044,422
U.S. Bancorp 1.95%, due 11/15/18 (c)	3,000,000	2,997,708

		5,642,850

Community Development Financial Institutions — 1.6%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,961,044
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,009,886

		3,970,930

Diversified Financials — 1.2%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,026,434
State Street Corporation 3.10%, due 5/15/23	2,000,000	1,995,312

		3,021,746

Pharmaceuticals & Biotechnology — 0.7%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,291,091
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	500,302

		1,791,393

Real Estate — 0.4%
HCP, Inc. 3.875%, due 8/15/24 (c)	1,000,000	1,012,455

Telecommunication Services — 0.3%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	779,694

	PRINCIPAL AMOUNT	VALUE
Media — 0.3%
Discovery Communications LLC 5.625%, due 8/15/19	$705,000	$735,452

Technology Hardware & Equipment — 0.3%
EMC Corporation 1.875%, due 6/1/18	700,000	697,126

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	559,744

Food & Staples Retailing — 0.2%
CVS Health Corporation 2.25%, due 12/5/18 (c)	500,000	500,184

Healthcare Equipment & Services — 0.2%
Stryker Corporation 1.30%, due 4/1/18	500,000	499,589

Total Bonds & Notes (Cost $78,240,761)		77,601,789

CERTIFICATES OF DEPOSIT — 0.2%
Self-Help Credit Union 1.30%, due 6/21/19	95,000	93,988
Self-Help Federal Credit Union 1.40%, due 3/17/20	240,000	236,138

Total Certificates Of Deposit (Cost $335,000)		330,126

SHORT-TERM INVESTMENT — 3.0%
UMB Money Market Fiduciary Account , 0.01% (f) (Cost $7,473,678)		7,473,678

Total Short-term Investments (Cost $7,473,678)		7,473,678

TOTAL INVESTMENTS (g) — 99.8%
(Cost $199,932,660)		248,823,380
Other Assets Less Liabilities — 0.2%		598,692

NET ASSETS — 100.0%		$249,422,072

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	concluded

(c)	Callable
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,452,009.
(e)	Floating rate bond. Rate shown is currently in effect at January 31, 2018.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)	The cost of investments for federal income tax purposes is $199,474,490 resulting in gross unrealized appreciation and depreciation of $52,296,433 and $2,947,543 respectively, or net unrealized appreciation of $49,348,890.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)

COMMON STOCKS — 99.5%
	SHARES	VALUE
Software & Services — 24.7%
Accenture PLC, Class A (a)	14,409	$2,315,526
Adobe Systems, Inc. (b)	11,529	2,303,033
Alphabet, Inc., Class A (b)	6,962	8,230,616
Alphabet, Inc., Class C (b)	7,310	8,552,261
ANSYS, Inc. (b)	2,003	323,785
Autodesk, Inc. (b)	4,651	537,749
Automatic Data Processing, Inc.	10,402	1,285,999
CA, Inc.	7,329	262,745
Cadence Design Systems, Inc. (b)	6,622	297,063
Citrix Systems, Inc. (b)	3,582	332,266
Cognizant Technology Solutions Corporation, Class A	13,814	1,077,216
Convergys Corporation	2,211	51,450
Dell Technologies, Inc. Class V (b)	4,784	343,013
Facebook, Inc., Class A (b)	55,372	10,348,473
FleetCor Technologies, Inc. (b)	2,160	459,000
Fortinet, Inc. (b)	3,465	159,529
International Business Machines Corporation	20,680	3,385,316
Intuit, Inc.	5,671	952,161
Microsoft Corporation	170,909	16,238,064
Oracle Corporation	72,453	3,737,850
salesforce.com, Inc. (b)	15,929	1,814,472
Symantec Corporation	14,452	393,528
Teradata Corporation (b)	2,921	118,301
VMware, Inc., Class A (b)	1,650	204,253
Western Union Company (The)	10,756	223,617
Workday, Inc., Class A (b)	3,116	373,577

		64,320,863

Pharmaceuticals & Biotechnology — 9.2%
AbbVie, Inc.	37,236	4,178,624
Agilent Technologies, Inc.	7,531	553,001
Amgen, Inc.	17,038	3,169,920
Bio-Techne Corporation	864	121,211
Biogen, Inc. (b)	4,933	1,715,747
BioMarin Pharmaceutical, Inc. (b)	4,129	372,560
Bristol-Myers Squibb Company	38,277	2,396,140
Celgene Corporation (b)	18,261	1,847,283
Gilead Sciences, Inc.	30,490	2,555,062
IQVIA Holdings, Inc. (b)	3,259	333,037
Jazz Pharmaceuticals PLC (a)(b)	1,391	202,724
Merck & Company, Inc.	63,705	3,774,521

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Mettler-Toledo International, Inc. (b)	604	$407,857
Vertex Pharmaceuticals, Inc. (b)	5,894	983,532
Waters Corporation (b)	1,848	398,447
Zoetis, Inc.	11,421	876,333

		23,885,999

Capital Goods — 7.3%
3M Company	13,925	3,488,212
A.O. Smith Corporation	3,394	226,651
AGCO Corporation	1,476	107,187
Air Lease Corporation	2,259	109,833
Allegion PLC (a)	2,201	189,528
Applied Industrial Technologies, Inc.	900	66,375
Builders FirstSource, Inc. (b)	2,585	55,371
Caterpillar, Inc.	13,792	2,245,062
Cummins, Inc.	3,732	701,616
Deere & Company	6,395	1,064,256
Dover Corporation	3,672	390,003
Eaton Corporation PLC	10,434	876,143
EMCOR Group, Inc.	1,372	111,516
Fastenal Company	6,794	373,398
Flowserve Corporation	3,034	137,501
Fortive Corporation	7,316	556,162
Fortune Brands Home & Security, Inc.	3,661	259,675
Graco, Inc.	3,885	181,818
Granite Construction, Inc.	927	61,822
H&E Equipment Services, Inc.	741	29,181
Illinois Tool Works, Inc.	7,233	1,256,155
Ingersoll-Rand PLC	5,927	560,872
Lennox International, Inc.	880	191,761
Lincoln Electric Holdings, Inc.	1,376	134,256
Masco Corporation	7,538	336,647
Meritor, Inc. (b)	1,997	54,478
Middleby Corporation (The) (b)	1,336	182,043
Owens Corning	2,574	239,305
Parker-Hannifin Corporation	3,106	625,610
Quanta Services, Inc. (b)	3,536	136,101
Rockwell Automation, Inc.	3,005	592,856
Roper Technologies, Inc.	2,385	669,207
Sensata Technologies Holding NV (b)	3,963	222,919
Snap-on, Inc.	1,370	234,695

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Capital Goods — (continued)
Spirit Aerosystems Holdings, Inc.	2,752	$281,695
Stanley Black & Decker, Inc.	3,583	595,602
Tennant Company	429	28,915
Timken Company (The)	1,627	85,499
United Rentals, Inc. (b)	1,996	361,496
W.W. Grainger, Inc.	1,297	349,749
WABCO Holdings, Inc. (b)	1,180	182,180
Wabtec Corporation	2,002	162,242
Wesco Aircraft Holdings, Inc. (b)	1,261	9,016
Xylem, Inc.	4,158	300,457

		19,025,066

Semiconductors — 5.9%
Advanced Micro Devices, Inc. (b)	18,644	256,168
Analog Devices, Inc.	8,578	788,147
Applied Materials, Inc.	24,898	1,335,280
Intel Corporation	109,769	5,284,280
Lam Research Corporation	3,800	727,776
Microchip Technology, Inc.	5,462	520,092
NVIDIA Corporation	14,011	3,443,904
Skyworks Solutions, Inc.	4,322	420,141
Texas Instruments, Inc.	23,105	2,533,925

		15,309,713

Diversified Financials — 5.2%
Ally Financial, Inc.	10,634	316,574
American Express Company	17,521	1,741,587
Ameriprise Financial, Inc.	3,498	590,113
Bank of New York Mellon Corporation (The)	24,097	1,366,300
BlackRock, Inc.	2,813	1,580,343
Charles Schwab Corporation (The)	28,207	1,504,561
CME Group, Inc.	7,926	1,216,483
FactSet Research Systems, Inc.	904	181,424
Franklin Resources, Inc.	7,884	334,361
Invesco Ltd.	9,583	346,234
Legg Mason, Inc.	2,032	86,604
Moody’s Corporation	4,013	649,263
Northern Trust Corporation	5,039	531,060
S&P Global, Inc.	6,003	1,087,143
State Street Corporation	8,750	963,988
T. Rowe Price Group, Inc.	5,607	625,909
TD Ameritrade Holding Corporation	6,013	335,465

	SHARES	VALUE
Diversified Financials — (continued)
Voya Financial, Inc.	4,152	$215,530

		13,672,942

Food & Beverage — 4.2%
Archer-Daniels-Midland Company	13,203	567,069
Bunge Ltd.	3,257	258,703
Campbell Soup Company	4,216	196,255
Coca-Cola Company (The)	94,568	4,500,491
Darling Ingredients, Inc. (b)	3,824	70,897
Dr. Pepper Snapple Group, Inc.	4,279	510,699
General Mills, Inc.	13,491	789,089
Hormel Foods Corporation	6,739	231,350
Ingredion, Inc.	1,659	238,299
JM Smucker Company (The)	2,681	340,192
Kellogg Company	6,100	415,471
Kraft Heinz Company (The)	14,223	1,114,941
McCormick & Company, Inc.	2,770	301,293
Mondelez International, Inc., Class A	35,186	1,562,258

		11,097,007

Healthcare Equipment & Services — 4.0%
Align Technology, Inc. (b)	1,767	462,954
AmerisourceBergen Corporation	3,871	385,823
Becton, Dickinson and Company	6,177	1,500,640
Cardinal Health, Inc.	7,423	532,897
Centene Corporation (b)	4,007	429,711
Cerner Corporation (b)	6,999	483,841
Cigna Corporation	5,874	1,223,848
Cooper Companies, Inc. (The)	1,132	276,966
DENTSPLY SIRONA, Inc.	5,411	329,043
Edwards Lifesciences Corporation (b)	4,936	624,799
Envision Healthcare Holdings, Inc. (b)	2,869	103,255
HCA Holdings, Inc. (b)	6,750	682,830
Henry Schein, Inc. (b)	3,660	276,989
Hologic, Inc. (b)	6,634	283,272
Humana, Inc.	3,364	948,076
IDEXX Laboratories, Inc. (b)	2,030	379,691
Laboratory Corporation of America Holdings (b)	2,391	417,230
MEDNAX, Inc. (b)	2,166	114,386
Patterson Companies, Inc.	2,040	73,216

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Quest Diagnostics, Inc.	3,214	$340,105
ResMed, Inc.	3,365	339,158
Select Medical Holdings Corporation (b)	2,598	45,985
Varian Medical Systems, Inc. (b)	2,124	270,810

		10,525,525

Real Estate — 4.0%
American Tower Corporation	10,017	1,479,511
AvalonBay Communities, Inc.	3,231	550,562
Boston Properties, Inc.	3,624	448,325
CBRE Group, Inc., Class A (b)	7,182	328,146
Corporate Office Properties Trust	2,285	62,380
Digital Realty Trust, Inc.	4,803	537,696
Duke Realty Corporation	8,230	217,354
Equinix, Inc.	1,820	828,446
Equity Residential	8,584	528,860
Federal Realty Investment Trust	1,675	202,340
Forest City Realty Trust, Inc., Class A	4,938	115,895
HCP, Inc.	11,103	267,360
Host Hotels & Resorts, Inc.	17,459	362,449
Iron Mountain, Inc.	6,217	217,782
Jones Lang LaSalle, Inc.	1,049	164,011
Liberty Property Trust	3,407	141,084
Macerich Company (The)	2,787	179,957
Potlatch Corporation	950	50,255
Prologis, Inc.	12,432	809,448
Realogy Holdings Corporation	3,159	86,904
SBA Communications Corporation, Class A (b)	2,823	492,613
Simon Property Group, Inc.	7,278	1,189,007
UDR, Inc.	6,186	225,975
Vornado Realty Trust	3,955	283,494
Weyerhaeuser Company	17,611	661,117

		10,430,971

Retailing — 3.9%
AutoNation, Inc. (b)	1,517	91,354
Best Buy Company, Inc.	6,455	471,602
Buckle, Inc. (The)	624	12,511
Caleres Inc.	952	28,217
CarMax, Inc. (b)	4,249	303,251
Foot Locker, Inc.	2,880	141,552
GameStop Corporation, Class A	2,230	37,486

	SHARES	VALUE
Retailing — (continued)
Gap, Inc. (The)	5,464	$181,623
Kohl’s Corporation	4,083	264,456
LKQ Corporation (b)	7,337	308,374
Lowe’s Companies, Inc.	19,569	2,049,461
Netflix, Inc. (b)	10,078	2,724,084
Nordstrom, Inc.	2,897	142,851
Nutrisystem, Inc.	711	30,751
Office Depot, Inc.	11,823	38,425
Pier 1 Imports, Inc.	1,662	5,518
Pool Corporation	957	129,425
Priceline Group, Inc. (The) (b)	1,146	2,191,209
Shutterfly, Inc. (b)	668	45,524
Signet Jewelers Ltd.	1,333	70,516
Tiffany & Company	2,888	308,005
Tractor Supply Company	2,941	224,251
Ulta Beauty, Inc. (b)	1,395	309,830

		10,110,276

Technology Hardware & Equipment — 3.7%
Cisco Systems, Inc.	116,813	4,852,412
Cognex Corporation	4,010	250,104
CommScope Holding Co., Inc. (b)	4,471	172,715
Corning, Inc.	21,080	658,118
F5 Networks, Inc. (b)	1,471	212,618
Flex Ltd. (b)	12,339	222,225
Hewlett Packard Enterprise Company	38,172	626,021
HP, Inc.	39,473	920,510
Motorola Solutions, Inc.	3,832	381,131
Plantronics, Inc.	805	47,487
Super Micro Computer, Inc. (b)	833	19,013
TE Connectivity Ltd. (a)	8,299	850,896
Trimble, Inc. (b)	5,867	258,735
Xerox Corporation	5,014	171,128

		9,643,113

Insurance — 3.5%
Aflac, Inc.	9,209	812,234
Allstate Corporation (The)	8,423	831,940
Chubb Ltd. (a)	10,848	1,693,915
Hartford Financial Services Group, Inc. (The)	8,540	501,810
Loews Corporation	6,742	348,224
Marsh & McLennan Companies, Inc.	11,969	999,651

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Insurance — (continued)
Principal Financial Group, Inc.	6,780	$458,328
Progressive Corporation (The)	13,575	734,408
Prudential Financial, Inc.	9,975	1,185,229
Travelers Companies, Inc. (The)	6,461	968,633
Willis Towers Watson PLC (a)	2,999	481,250

		9,015,622

Household & Personal Products — 3.3%
Avon Products, Inc. (a)(b)	9,331	22,768
Clorox Company (The)	3,033	429,746
Colgate-Palmolive Company	19,530	1,449,907
Estee Lauder Companies, Inc. (The), Class A	5,235	706,515
Kimberly-Clark Corporation	8,289	969,813
Procter & Gamble Company (The)	59,530	5,139,820

		8,718,569

Transportation — 3.3%
AMERCO	157	57,317
ArcBest Corporation	526	18,699
Avis Budget Group, Inc. (b)	1,728	77,691
C.H. Robinson Worldwide, Inc.	3,252	297,428
CSX Corporation	21,374	1,213,402
Delta Air Lines, Inc.	4,199	238,377
Echo Global Logistics, Inc. (b)	579	16,907
Expeditors International of Washington, Inc.	4,283	278,181
Genesee & Wyoming, Inc., Class A (b)	1,428	114,026
Hertz Global Holdings, Inc. (b)	1,074	24,627
Kansas City Southern	2,498	282,599
Norfolk Southern Corporation	6,751	1,018,591
Ryder System, Inc.	1,233	107,308
Southwest Airlines Company	3,484	211,827
TESARO, Inc. (b)	860	58,016
Union Pacific Corporation	18,675	2,493,112
United Parcel Service, Inc., Class B	16,107	2,050,743

		8,558,851

Consumer Services — 3.2%
Aramark	5,817	266,477
Choice Hotels International, Inc.	852	69,992
Darden Restaurants, Inc.	2,922	280,074
Domino’s Pizza, Inc.	1,118	242,438
Hilton Worldwide Holdings, Inc.	4,525	387,566

	SHARES	VALUE
Consumer Services — (continued)
Jack in the Box, Inc.	671	$61,054
Marriott International, Inc., Class A	7,373	1,086,338
McDonald’s Corporation	18,898	3,234,204
Royal Caribbean Cruises Ltd.	4,036	539,008
Starbucks Corporation	33,775	1,918,758
Vail Resorts, Inc.	926	202,386

		8,288,295

Media — 2.7%
Discovery Communications, Inc., Class A (b)	3,473	87,068
Discovery Communications, Inc., Class C (b)	4,786	114,194
John Wiley & Sons, Inc., Class A	1,043	66,126
Liberty Global PLC, Class A (a)(b)	4,687	175,200
Liberty Global PLC, Series C (a)(b)	13,288	475,179
Liberty Latin America, Class A (a)(b)	1,064	23,887
Liberty Latin America, Class C (a)(b)	2,877	65,222
New York Times Company (The), Class A	2,961	68,843
Scholastic Corporation	689	26,471
Scripps Networks Interactive, Inc., Class A	2,132	187,595
Time Warner, Inc.	18,143	1,729,935
Walt Disney Company (The)	36,058	3,918,423

		6,938,143

Materials — 2.6%
Air Products & Chemicals, Inc.	5,109	860,202
Albemarle Corporation	2,606	290,803
Avery Dennison Corporation	2,045	250,881
Axalta Coating Systems Ltd. (b)	5,068	159,642
Ball Corporation	7,897	302,297
Compass Minerals International, Inc.	794	57,883
Domtar Corporation	1,457	74,831
Ecolab, Inc.	6,099	839,710
H.B. Fuller Company	1,174	60,872
International Flavors & Fragrances, Inc.	1,836	275,951
Minerals Technologies, Inc.	819	61,548
Mosaic Company (The)	7,733	211,111

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Materials — (continued)
PPG Industries, Inc.	6,024	$715,229
Praxair, Inc.	6,689	1,080,207
Schnitzer Steel Industries, Inc., Class A	565	19,323
Sealed Air Corporation	4,403	208,482
Sherwin-Williams Company (The)	1,965	819,621
Sonoco Products Company	2,305	125,185
WestRock Company	5,985	398,781

		6,812,559

Banks — 2.2%
Bank of Hawaii Corporation	987	82,582
Cathay General Bancorp	1,772	77,507
CIT Group, Inc.	3,137	159,015
Citizens Financial Group, Inc.	11,704	537,214
Comerica, Inc.	4,146	394,782
Heartland Financial USA, Inc.	587	31,199
International Bancshares Corporation	1,312	54,448
KeyCorp	25,562	547,027
M&T Bank Corporation	3,204	611,259
New York Community Bancorp, Inc.	11,334	160,489
Old National Bancorp	3,175	54,928
People’s United Financial, Inc.	7,961	156,593
PNC Financial Services Group, Inc. (The)	11,170	1,765,083
Regions Financial Corporation	28,064	539,671
Signature Bank (b)	1,273	196,042
SVB Financial Group (b)	1,246	307,201
Umpqua Holdings Corporation	5,096	110,328

		5,785,368

Telecommunication Services — 2.2%
CenturyLink, Inc.	22,605	402,595
Cincinnati Bell, Inc. (b)	821	14,162
Sprint Corporation (b)	18,548	98,861
Verizon Communications, Inc.	95,286	5,152,114

		5,667,732

Consumer Durables & Apparel — 2.1%
Callaway Golf Company	2,075	30,648
Columbia Sportswear Company	627	46,818
Deckers Outdoor Corporation (b)	747	64,025
Ethan Allen Interiors, Inc.	540	13,419

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Garmin Ltd. (a)	2,830	$178,120
Hanesbrands, Inc.	8,465	183,860
Hasbro, Inc.	2,610	246,828
La-Z-Boy, Inc.	1,083	32,652
Mattel, Inc.	7,956	126,023
Meritage Homes Corporation (b)	916	43,464
Michael Kors Holdings Ltd. (a)(b)	3,518	232,188
Mohawk Industries, Inc. (b)	1,486	417,655
Newell Brands, Inc.	11,559	305,620
NIKE, Inc., Class B	30,666	2,092,035
PVH Corporation	1,799	278,989
Tupperware Brands Corporation	1,157	66,828
Under Armour, Inc., Class A (b)	4,282	59,349
Under Armour, Inc., Class C (b)	4,233	54,394
VF Corporation	7,904	641,331
Whirlpool Corporation	1,730	313,857
Wolverine World Wide, Inc.	2,175	71,405

		5,499,508

Renewable Energy & Energy Efficiency — 0.8%
Acuity Brands, Inc.	976	150,733
Itron, Inc. (b)	778	56,950
Johnson Controls International, PLC	21,869	855,738
Ormat Technologies, Inc.	869	60,900
Tesla Motors, Inc. (b)	3,126	1,107,573

		2,231,894

Commercial & Professional Services — 0.7%
ACCO Brands Corporation (b)	2,650	31,403
Copart, Inc. (b)	4,799	211,492
Deluxe Corporation	1,123	83,405
Dun & Bradstreet Corporation (The)	855	105,789
Essendant, Inc.	801	7,249
Exponent, Inc.	618	45,825
Heidrick & Struggles International, Inc.	520	13,728
HNI Corporation	1,054	40,990
ICF International, Inc. (b)	407	21,612
IHS Markit Ltd. (a)(b)	9,348	446,180
Interface, Inc.	1,437	35,853
Kelly Services, Inc.	787	22,280
Knoll, Inc.	1,049	24,064
ManpowerGroup, Inc.	1,541	202,472

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	concluded

	SHARES	VALUE
Commercial & Professional Services — (continued)
Navigant Consulting, Inc. (b)	1,017	$20,869
On Assignment, Inc. (b)	1,158	88,668
R.R. Donnelley & Sons Company	1,494	12,206
Resources Connection, Inc.	605	9,892
Robert Half International, Inc.	2,918	168,894
RPX Corporation	998	14,012
Steelcase, Inc.	2,160	33,588
Team, Inc. (b)	585	9,945
Tetra Tech, Inc.	1,315	65,355
TrueBlue, Inc. (b)	978	26,748

		1,742,519

Automobiles & Components — 0.3%
Autoliv, Inc. (a)	2,062	313,857
BorgWarner, Inc.	4,891	275,167
Harley-Davidson, Inc.	3,956	191,708

		780,732

Food & Staples Retailing — 0.3%
Sysco Corporation	11,741	738,157

Utilities — 0.1%
American Water Works Company, Inc.	4,138	344,158

	SHARES	VALUE
Healthy Living — 0.1%
Hain Celestial Group, Inc. (The) (b)	2,185	$83,336
United Natural Foods, Inc. (b)	1,194	56,834

		140,170

Total Common Stocks (Cost $162,893,556)		259,283,752

SHORT-TERM INVESTMENT — 0.4%
UMB Money Market Fiduciary Account , 0.01% (c) (Cost $1,013,684)		1,013,684

Total Short-term Investments (Cost $1,013,684)		1,013,684

TOTAL INVESTMENTS (d) — 99.9%
(Cost $163,907,240)		260,297,436
Other Assets Less Liabilities — 0.1%		218,313

NET ASSETS — 100.0%		$260,515,749

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)	The cost of investments for federal income tax purposes is $167,173,355 resulting in gross unrealized appreciation and depreciation of $96,067,545 and $2,943,464 respectively, or net unrealized appreciation of $93,124,081.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)

COMMON STOCKS — 98.9%
	SHARES	VALUE
Japan — 20.7%
Aeon Company, Ltd.	17,500	$298,764
Ajinomoto Company, Inc.	9,700	184,512
Asahi Kasei Corporation	16,300	213,856
Astellas Pharma, Inc.	28,000	368,234
Daikin Industries Ltd.	3,100	374,048
Daiwa House Industry Company, Ltd.	9,600	380,242
Denso Corporation	5,500	345,762
Eisai Company, Ltd.	4,000	227,644
FUJIFILM Holdings Corporation	5,500	212,008
Fujitsu Ltd.	25,000	184,590
Honda Motor Company, Ltd.	19,400	684,156
Kao Corporation	5,600	389,137
KDDI Corporation	19,900	505,028
Komatsu Ltd.	10,800	424,467
Kubota Corporation	13,900	284,082
Kyocera Corporation	3,800	253,671
Murata Manufacturing Company, Ltd.	2,200	325,343
Nitto Denko Corporation	2,000	183,760
NTT DOCOMO, Inc.	16,400	407,498
Panasonic Corporation	26,400	391,966
Sekisui House Ltd.	15,300	281,112
Sompo Holdings, Inc.	4,100	164,632
Sony Corporation	13,600	652,271
Sumitomo Metal Mining Company, Ltd.	3,600	169,033
Sumitomo Mitsui Trust Holdings, Inc.	5,100	212,358
Sysmex Corporation	2,300	181,050
Toray Industries, Inc.	21,700	216,477
West Japan Railway Company	4,700	353,544
Yaskawa Electric Corporation	3,100	160,437

		9,029,682

France — 12.2%
Air Liquide SA	5,242	706,902
AXA SA	21,190	696,923
Danone SA	7,424	638,993
Essilor International Cie Generale d’Optique SA	2,390	339,315
Kering	871	441,226
L’Oreal SA	2,777	631,121
Legrand SA	5,648	469,927

	SHARES	VALUE
France — (continued)
Schneider Electric SE	7,316	$685,527
Unibail-Rodamco SE	1,361	348,960
Vivendi SA	11,607	340,099

		5,298,993

United Kingdom — 10.1%
Barratt Developments PLC	18,910	157,082
Kingfisher PLC	36,328	178,834
Legal & General Group PLC	136,643	524,901
Marks & Spencer Group PLC	40,878	174,807
Old Mutual PLC	71,625	237,767
RELX PLC	21,336	472,164
Standard Chartered PLC (a)	37,496	436,275
Unilever PLC	14,223	804,970
Vodafone Group PLC	298,553	951,741
Whitbread PLC	3,043	167,714
WPP PLC	16,057	290,793

		4,397,048

Germany — 9.4%
adidas AG	2,079	483,135
Allianz SE	5,033	1,273,050
Deutsche Boerse AG	2,474	317,967
Henkel AG & Company KGaA	2,554	357,183
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,937	455,737
SAP SE	10,533	1,191,776

		4,078,848

Canada — 9.1%
Agnico Eagle Mines Ltd.	3,926	185,735
Bank of Montreal	8,622	710,299
Bank of Nova Scotia (The)	13,952	926,957
Canadian Imperial Bank of Commerce	5,381	533,113
Canadian National Railway Company	10,265	822,702
Nutrien Ltd. (a)	8,100	423,758
Rogers Communications, Inc., Class B	7,077	345,392

		3,947,956

Australia — 7.3%
AMP Ltd.	61,094	258,052
Brambles Ltd.	30,773	244,728

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	continued

	SHARES	VALUE
Australia — (continued)
Goodman Group	44,274	$288,915
National Australia Bank Ltd.	31,482	737,529
Ramsay Health Care Ltd.	3,187	175,782
Stockland	64,426	219,744
Transurban Group	33,750	326,752
Westpac Banking Corporation	37,821	942,310

		3,193,812

Switzerland — 6.9%
Givaudan SA	169	406,804
Lonza Group AG	1,175	326,441
Roche Holding AG	7,493	1,851,228
SGS SA	152	408,579

		2,993,052

Netherlands — 6.8%
Akzo Nobel NV	3,779	353,706
ASML Holding NV	4,036	818,299
Koninklijke Philips NV	11,127	453,560
RELX NV	14,893	329,802
Unilever NV	17,095	986,815

		2,942,182

Denmark — 3.7%
Novo Nordisk A/S, Class B	20,184	1,120,180
Novozymes A/S	4,102	227,558
Pandora A/S	1,251	118,551
Vestas Wind Systems A/S	2,350	160,289

		1,626,578

Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	72,226	677,843
Industria de Diseno Textil SA	12,604	451,040

		1,128,883

Italy — 2.1%
Assicurazioni Generali SpA	15,928	316,015
Intesa Sanpaolo SpA	150,214	590,243

		906,258

Sweden — 1.9%
Assa Abloy AB, Class B	15,713	348,304
Boliden AB	6,463	234,626

	SHARES	VALUE
Sweden — (continued)
Essity AB, Class B (a)	8,431	$252,556

		835,486

Hong Kong — 1.3%
BOC Hong Kong Holdings Ltd.	52,500	267,751
Hang Seng Bank Ltd.	12,217	290,267

		558,018

Singapore — 1.0%
DBS Group Holdings Ltd.	22,249	446,562

Ireland — 0.9%
CRH PLC (b)	51	1,895
CRH PLC (c)	10,921	405,609

		407,504

Belgium — 0.7%
KBC Group NV	3,291	316,434

Jersey — 0.7%
Ferguson PLC	4,072	314,457

Finland — 0.7%
UPM-Kymmene OYJ	8,352	281,633

Norway — 0.5%
Orkla ASA	22,553	234,691

New Zealand — 0.3%
Fletcher Building Ltd.	22,905	132,140

Total Common Stocks (Cost $38,034,507)		43,070,217

SHORT-TERM INVESTMENT — 0.8%
UMB Money Market Fiduciary Account, 0.01% (d) (Cost $363,166)		363,166

Total Short-term Investments (Cost $363,166)		363,166

TOTAL INVESTMENTS (e) — 99.7%
(Cost $38,397,673)		43,433,383
Other Assets Less Liabilities — 0.3%		119,536

NET ASSETS — 100.0%		$43,552,919

(a)	Non-income producing security.

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2018 (unaudited)	concluded

(b)	Shares of this security are traded on the London Stock Exchange.
(c)	Shares of this security are traded on the Irish Stock Exchange.
(d)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(e)	The cost of investments for federal income tax purposes is $38,499,309 resulting in gross unrealized appreciation and depreciation of $5,308,145 and $374,071 respectively, or net unrealized appreciation of $4,934,074.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2018

(unaudited)

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $199,932,660, $163,907,240 and $38,397,673, respectively)	$248,823,380	$260,297,436	$43,433,383
Foreign cash, at value (cost $35,553)	—	—	36,043
Receivables for:
Capital stock sold	388,938	287,447	75,862
Interest	507,164	5	3
Dividends	76,353	249,619	69,209

Total assets	249,795,835	260,834,507	43,614,500

LIABILITIES:
Payable for investment securities purchased	—	—	22,484
Payable for capital stock repurchased	62,739	46,703	—
Accrued expenses	311,024	272,055	39,097

Total liabilities	373,763	318,758	61,581

NET ASSETS	$249,422,072	$260,515,749	$43,552,919

NET ASSETS CONSIST OF:
Paid-in capital	$197,789,324	$166,479,907	$38,612,824
Undistributed net investment income/accumulated net investment loss	6,620	115,919	(88,462)
Accumulated net realized gains/(losses) on investments and foreign currency transactions	2,735,408	(2,470,273)	(11,089)
Net unrealized appreciation on:
Investments	48,890,720	96,390,196	5,035,710
Foreign currency translations	—	—	3,936

NET ASSETS	$249,422,072	$260,515,749	$43,552,919

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$249,422,072	$260,515,749	$16,460,750
Shares of beneficial interest issued and outstanding	9,225,689	6,010,505	1,341,137
Net asset value per share	$27.04	$43.34	$12.27

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$—	$27,092,169
Shares of beneficial interest issued and outstanding	—	—	2,205,840
Net asset value per share	$—	$—	$12.28

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2018

(unaudited)

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income (net of $71, $0 and $0 foreign withholding taxes, respectively)	$848,957	$36	$17
Dividend and other income (net of $7,840, $0 and $26,414 foreign withholding taxes, respectively)	1,074,060	2,063,662	289,769

Total investment income	1,923,017	2,063,698	289,786

EXPENSES:
Administrative services fee	982,723	1,184,362	137,725
Investment advisory fee	769,602	271,326	47,808

Total expenses	1,752,325	1,455,688	185,533

NET INVESTMENT INCOME	170,692	608,010	104,253

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	2,379,754	752,406	2,947
Foreign currency transactions	—	—	4,309
Change in net unrealized appreciation on:
Investments	13,927,902	31,499,115	3,158,419
Foreign currency translations	—	—	1,668

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,307,656	32,251,521	3,167,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,478,348	$32,859,531	$3,271,596

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2018 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2017	FOR THE SIX MONTHS ENDED JANUARY 31, 2018 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2017	FOR THE SIX MONTHS ENDED JANUARY 31, 2018 (UNAUDITED)	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$170,692	$647,853	$608,010	$1,424,671	$104,253	$193,510
Net realized gain on investments and foreign currency transactions	2,379,754	3,776,773	752,406	1,436,238	7,256	60,159
Change in net unrealized appreciation on investments and foreign currency translations	13,927,902	13,909,438	31,499,115	23,990,608	3,160,087	1,879,559

Net increase in net assets resulting from operations	16,478,348	18,334,064	32,859,531	26,851,517	3,271,596	2,133,228

Dividends and distributions to shareholders:
From net investment income
Individual Investor Class	(223,868)	(284,607)	(572,522)	(1,131,540)	(61,689)	(56,292)
Institutional Class	—	—	—	—	(128,486)	(135,400)
From net realized gains
Individual Investor Class	(2,807,871)	(3,916,901)	(1,128,976)	(2,567,630)	(30,723)	—
Institutional Class	—	—	—	—	(52,139)	—

Total dividends and distributions	(3,031,739)	(4,201,508)	(1,701,498)	(3,699,170)	(273,037)	(191,692)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	20,543,610	43,679,879	35,721,080	53,553,039	8,171,422	10,129,789
Institutional Class	—	—	—	—	10,619,763	15,819,621
Reinvestment of dividends and distributions
Individual Investor Class	2,961,496	4,074,147	1,656,305	3,611,454	89,797	55,005
Institutional Class	—	—	—	—	180,555	135,400
Payments for shares redeemed
Individual Investor Class[1]	(13,199,572)	(30,021,602)	(15,301,749)	(46,519,786)	(963,080)	(2,850,001)
Institutional Class[2]	—	—	—	—	(1,205,082)	(1,570,365)

Net increase in net assets resulting from capital share transactions	10,305,534	17,732,424	22,075,636	10,644,707	16,893,375	21,719,449

Total increase in net assets	23,752,143	31,864,980	53,233,669	33,797,054	19,891,934	23,660,985
NET ASSETS:
Beginning of period	225,669,929	193,804,949	207,282,080	173,485,026	23,660,985	—

End of period	$249,422,072	$225,669,929	$260,515,749	$207,282,080	$43,552,919	$23,660,985

Undistributed net investment income/accumulated net investment loss	6,620	59,796	115,919	80,431	(88,462)	(2,540)

[1]	Net of redemption fee proceeds of $1,624, $7,443, $829, $5,463, $294, and $514, respectively.
[2]	Net of redemption fee proceeds of $0, $0, $0, $0, $1, and $243, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2018		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2017	2016	2015	2014	2013
Net Asset Value, beginning of period	$25.55		$23.93	$25.07	$23.74	$21.43	$18.06

Income (loss) from investment operations:
Net investment income	0.02		0.08	0.02	0.01	0.09	0.13
Net realized and unrealized gain (loss) on investments	1.80		2.05	(0.48)	2.51	2.31	3.37

Total increase (decrease) from investment operations	1.82		2.13	(0.46)	2.52	2.40	3.50

Less dividends:
Dividends from net investment income	(0.02)		(0.03)	—	(0.02)	(0.09)	(0.13)
Distributions from net realized gains	(0.31)		(0.48)	(0.68)	(1.17)	—	—

Total decrease from dividends	(0.33)		(0.51)	(0.68)	(1.19)	(0.09)	(0.13)

Net Asset Value, end of period	$27.04		$25.55	$23.93	$25.07	$23.74	$21.43

Total return	7.17	%(a)	9.07%	(1.73)%	10.84%	11.20%	19.44%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$249,422		$225,670	$193,805	$179,714	$121,907	$85,650
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.14	%(b)	0.31%	0.10%	0.03%	0.44%	0.66%
Portfolio turnover	9	%(a)	26%	24%	30%	42%	31%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2018		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2017	2016	2015	2014	2013
Net Asset Value, beginning of period	$38.05		$33.65	$32.73	$30.11	$26.30	$20.81

Income from investment operations:
Net investment income	0.10		0.27	0.27	0.20	0.19	0.21
Net realized and unrealized gain on investments	5.48		4.84	1.27	2.96	3.79	5.48

Total increase from investment operations	5.58		5.11	1.54	3.16	3.98	5.69

Less dividends:
Dividends from net investment income	(0.10)		(0.22)	(0.25)	(0.19)	(0.17)	(0.20)
Distributions from net realized gains	(0.19)		(0.49)	(0.37)	(0.35)	—	—

Total decrease from dividends	(0.29)		(0.71)	(0.62)	(0.54)	(0.17)	(0.20)

Net Asset Value, end of period	$43.34		$38.05	$33.65	$32.73	$30.11	$26.30

Total return	14.70	%(a)	15.42%	4.83%	10.54%	15.16%	27.49%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$260,516		$207,282	$173,485	$138,403	$95,358	$66,809
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.52	%(b)	0.76%	0.89%	0.68%	0.72%	0.92%
Portfolio turnover	9	%(a)	17%	19%	13%	32%	17%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2018		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$11.31		$10.00

Income from investment operations:
Net investment income	0.02		0.10
Net realized and unrealized gain on investments	1.02		1.31

Total increase from investment operations	1.04		1.41

Less dividends:
Dividends from net investment income	(0.05)		(0.10)
Distributions from net realized gains	(0.03)		—

Total decrease from dividends	(0.08)		(0.10)

Net Asset Value, end of period	$12.27		$11.31

Total return	9.18	%(a)	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$16,461		$8,087
Ratio of expenses to average net assets	1.28	%(b)	1.28	%(b)
Ratio of net investment income to average net assets	0.42	%(b)	1.79	%(b)
Portfolio turnover	4	%(a)	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2018		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$11.31		$10.00

Income from investment operations:
Net investment income	0.04		0.12
Net realized and unrealized gain on investments	1.02		1.31

Total increase from investment operations	1.06		1.43

Less dividends:
Dividends from net investment income	(0.06)		(0.12)
Distributions from net realized gains	(0.03)		—

Total decrease from dividends	(0.09)		(0.12)

Net Asset Value, end of period	$12.28		$11.31

Total return	9.38	%(a)	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$27,092		$15,574
Ratio of expenses to average net assets	0.98	%(b)	0.98	%(b)
Ratio of net investment income to average net assets	0.72	%(b)	2.09	%(b)
Portfolio turnover	4	%(a)	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund commenced operations on September 13, 1995 and the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$163,417,787	$ —	$ —	$163,417,787
BONDS & NOTES	—	77,601,789	—	77,601,789
CERTIFICATES OF DEPOSIT	—	330,126	—	330,126
SHORT-TERM OBLIGATIONS	—	7,473,678	—	7,473,678

TOTAL	$163,417,787	$85,405,593	$ —	$248,823,380

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$259,283,752	$—	$—	$259,283,752
SHORT-TERM OBLIGATIONS	—	1,013,684	—	1,013,684

TOTAL	$259,283,752	$1,013,684	$—	$260,297,436

The following is a summary of the inputs used to value the International Index Fund’s net assets as of January 31, 2018:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$—	$9,029,682	$—	$9,029,682
FRANCE	—	5,298,993	—	5,298,993
UNITED KINGDOM	237,767	4,159,281	—	4,397,048
GERMANY	—	4,078,848	—	4,078,848
CANADA	3,947,956	—	—	3,947,956
AUSTRALIA	—	3,193,812	—	3,193,812
SWITZERLAND	—	2,993,052	—	2,993,052
NETHERLANDS	—	2,942,182	—	2,942,182
DENMARK	—	1,626,578	—	1,626,578
SPAIN	—	1,128,883	—	1,128,883
ITALY	—	906,258	—	906,258
SWEDEN	—	835,486	—	835,486
HONG KONG	—	558,018	—	558,018
SINGAPORE	—	446,562	—	446,562
IRELAND	—	407,504	—	407,504
BELGIUM	—	316,434	—	316,434
JERSEY	—	314,457	—	314,457
FINLAND	—	281,633	—	281,633
NORWAY	—	234,691	—	234,691
NEW ZEALAND	—	132,140	—	132,140

TOTAL COMMONS STOCKS	4,185,723	38,884,494	—	43,070,217

SHORT-TERM OBLIGATIONS	—	363,166	—	363,166

TOTAL	$4,185,723	$39,247,660	$—	$43,433,383

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended January 31, 2018, there were no transfers in and out of Level 1, Level 2 and Level 3 for the Balanced Fund or Equity Fund. None of the Funds held any Level 3 securities during the six months ended January 31, 2018. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period. Transfers between Level 1 and Level 2 in the International

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Index Fund relate to the use of a fair value model developed by an independent pricing service to assist in valuing non-U.S. securities. The International Index Fund applies fair value pricing in accordance with procedures approved by the Board of Trustees. The following is a reconciliation of transfers between Levels for the International Index Fund from July 31, 2017 to January 31, 2018, represented by recognizing the January 31, 2018 market value of securities:

INTERNATIONAL INDEX FUND
Transfers into Level 1	$237,767
Transfers out of Level 1	(252,556)

Net transfers in (out) of level 1	$(14,789)

Transfers into Level 2	$252,556
Transfers out of Level 2	(237,767)

Net transfers in (out) of level 2	$14,789

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.
(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund and the International Index Fund are authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or the International Index Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund or the International Index Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2018, neither the Balanced Fund, the Equity Fund nor the International Index Fund utilized options or wrote put or call options.
(D)

Repurchase Agreements:    The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of January 31, 2018, neither the Balanced Fund, the Equity Fund, nor the International Index Fund held repurchase agreements.
(E)	Currency Translation and Contracts: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2018.
(F)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(G)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2018. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2018. At January 31, 2018, the tax years 2014 through 2017 remain open to examination by the Internal Revenue Service.

(H)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2018, the Balanced Fund,

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Equity Fund and International Index Fund received $1,624, $829 and $295 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(I)	Indemnification: The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2018, no liability has been accrued.
(J)	Offsetting of Assets and Liabilities: As of January 31, 2018, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2018, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2018, Green Century accrued fees of $421,939 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million up to $250 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2018, Green Century accrued fees of $57,617 and $50,411 to Northern Trust for the Equity Fund and the International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2018, Green Century accrued fees of $71,540, $70,369, and $46,455 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the International Index Fund, respectively.
(E)	Index Agreements: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2018, Green Century accrued fees of $63,163 and $12,603 to MSCI for the Equity Fund and International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2018, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $30,175,864 and $20,320,128, respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $41,069,739 and $20,460,821, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $17,905,986 and $1,247,147, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2017 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$1,399,014	$333,532	$33,001
Undistributed long-term capital gains	1,467,597	875,295	80,056

Tax accumulated earnings	2,866,611	1,208,827	113,057

Accumulated capital and other losses	—	—	—
Unrealized appreciation (depreciation)	35,319,528	61,668,982	1,826,211
Foreign currency translations	—	—	2,268

Distributable net earnings (deficit)	$38,186,139	$62,877,809	$1,941,536

The tax character of distributions paid during the period ended July 31, 2017 and the fiscal year ended July 31, 2016 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016
Ordinary income	$694,269	$385,878	$1,131,540	$1,461,588
Long-term capital gains	3,507,239	4,806,034	2,567,630	1,440,834

INTERNATIONAL INDEX FUND
PERIOD ENDED JULY 31, 2017
Ordinary income	$191,692
Long-term capital gains	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31, 2017	SIX MONTHS ENDED JANUARY 31, 2018	YEAR ENDED JULY 31, 2017
Shares sold	785,344	1,795,775	903,271	1,531,879
Reinvestment of dividends	112,305	171,939	40,378	105,260
Shares redeemed	(505,077)	(1,234,278)	(380,892)	(1,345,694)

	392,572	733,436	562,757	291,445

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2018	PERIOD ENDED JULY 31, 2017
Shares sold	698,197	983,656
Reinvestment of dividends	7,584	5,042
Shares redeemed	(79,904)	(273,438)

	625,877	715,260

	INTERNATIONAL INDEX INSTITUTIONAL CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2018	PERIOD ENDED JULY 31, 2017
Shares sold	914,962	1,508,010
Reinvestment of dividends	15,250	12,463
Shares redeemed	(101,687)	(143,158)

	828,525	1,377,315

NOTE 6 — Subsequent Events

Subsequent to January 31, 2018 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

Beginning February 1, 2018, Green Century will waive the advisory fee it charges the Balanced Fund by 0.05% on net assets in excess of $250 million and Trillium will waive the subadvisory fee it charges Green Century by 0.05% on net assets in excess of $250 million.

There were no other events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of three advisory and three subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, voted to approve the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at a meeting on October 6, 2017. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They also considered the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 5 basis points), socially conscious balanced Funds (by 21 basis points), all balanced funds (by 15 basis points), and balanced funds with assets between $200 million and $300 million (by 14 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds (by 45 basis points), socially conscious balanced funds (by 53 basis points), all balanced funds (by 51 basis points), and balanced funds with assets between $200 million and $300 million (by 67 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than that of the average advisory fee for socially conscious funds (by 35 basis points), socially conscious growth and income funds (by 24 basis points), growth and income funds (by 37 basis points) and growth and income index funds (by 5 basis points). The Trustees also noted that the total expense ratio of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds (by 22 basis points), socially conscious growth and income funds (by 26 basis points), all growth and income funds (by 18 basis points), and growth and income index funds (by 61 basis points).

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Investor Class was lower than that of the average advisory fee for socially conscious funds (by 32 basis points) and socially conscious foreign large blend funds (by 34 basis points), and higher than the average advisory fee for foreign large blend index funds (by 9 basis points). The Trustees also noted that the total expense ratio of Investor Class shares of the International Fund was capped at 1.28% and that the total expense ratio was higher than that of the average of socially conscious funds (by 25 basis points) and foreign large blend index funds (by 71 basis points), and lower than the average of socially conscious foreign large blend funds (by 4 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for several years, though recent growth in Fund assets resulted in a modest profit for the Adviser’s fiscal year ended June 30, 2015 and a more significant profit for the Adviser’s fiscal year ended June 30, 2016 and June 30, 2017. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last seventeen years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets and expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Balanced Fund, the Equity Fund and the International Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets relative to how small the Trust had been up until a few years prior. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund includes break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Fund’s unitary administrative fee arrangements with the Adviser could partly or wholly offset the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the October 6, 2017 meeting. In connection with their deliberations at the meetings, and in a separate executive session of the Independent Trustees , the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreements. In approving the continuance of the Subadvisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund, exclusive of the expenses of the Fund, and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2017, the Balanced Fund’s five-year average annual returns outperformed the Lipper Index and its one-, three- and ten-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of the period ended August 31, 2017, the Balanced Fund’s one-, three-, five- and ten-year average annual returns underperformed the Custom Index. Trillium became the Balanced Fund’s subadvisor on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the MSCI KLD Index for the periods ended August 31, 2017, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the Equity Fund’s fees and expenses, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the period from the Fund’s inception on September 30, 2016 through August 31, 2017, and noted that the Fund’s performance closely followed that of the MSCI World Index. In particular, they observed that, after taking into consideration the fees and expenses of the Investor Class shares, for the period from the Fund’s inception through August 31, 2017, the Fund’s performance was in line with that of the MSCI World Index. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took under consideration that Trillium is the investment adviser to two other mutual funds and that Trillium recently began subadvising two additional mutual funds. The

Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s), and supported the continuance of the Subadvisory Agreements.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of the flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 35 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreements should be continued for an additional one-year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2018

Balanced Fund Equity Fund International Fund

An investment for your future. Printed on recycled paper with soy-based ink.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13.	Exhibits

(a)(1)    Not applicable.

    (2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 6, 2018

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 6, 2018